UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2019

Veeva Systems Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36121	20-8235463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4280 Hacienda Drive Pleasanton, California		94588
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (925) 452-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officer Resignation

On February 22, 2019, Matthew J. Wallach informed the Board of Directors (the “Board”) of Veeva Systems Inc. (“Veeva”) of his retirement from his role as President, effective June 3, 2019, at which point Mr. Wallach’s employment with Veeva will terminate.

Director Appointment

On February 22, 2019, the Board appointed Mr. Wallach to serve as a member of the Board, to be effective as of January 1, 2020 or such other date as the nominating and governance committee may determine. Mr. Wallach will serve as a Class II director until the annual meeting of stockholders in 2021 or until his successor is duly elected and qualified. In addition, the Board increased the size of the Board by one member, to be effective as of January 1, 2020 or such other date as the nominating and governance committee may determine. There is no arrangement or understanding between Mr. Wallach and any other persons pursuant to which Mr. Wallach was elected as a director. The Board does not expect to name Mr. Wallach to any Board committees. Further, Mr. Wallach does not have any family relationships or related party transactions that need to be disclosed, except as described in Veeva’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on May 4, 2018 (the “2018 Proxy Statement”). Veeva’s disclosures regarding Mr. Wallach in the 2018 Proxy Statement under the headings “Corporate Governance—Certain Relationships and Related Party Transactions” and “Executive Compensation” are incorporated herein by reference.

In connection with his appointment to the Board, Mr. Wallach is expected to receive standard compensation pursuant to the non-employee director compensation plan described in the 2018 Proxy Statement, as such plan may be amended from time to time. Veeva also intends to enter into a standard form of indemnification agreement with Mr. Wallach upon the effective date of his appointment as a director.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release titled “Veeva Announces Transition of Its President,” dated February 26, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veeva Systems Inc.

By:	/s/ Josh Faddis
Josh Faddis
Senior Vice President, General Counsel

Dated:  February 26, 2019